SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  April 25, 2003
---------------------------------
(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
            (as depositor under the Pooling and Servicing Agreement,
              dated as of April 1, 2003, relating to the Wachovia
                         Bank Commercial Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2003-C4)
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      North Carolina               333-83930-04               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


         301 South College Street, Charlotte, North Carolina       28288-0166
--------------------------------------------------------------------------------
               (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (704) 374-6161

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ITEM 5.  OTHER EVENTS.

            On April 10, 2003, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of April 1, 2003, among Wachovia Commercial Mortgage Securities, Inc. (formerly known as First Union Commercial Mortgage Securities, Inc.) as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, Clarion Partners, LLC, as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and LaSalle Bank National Association, as paying agent. The Certificates consist of twenty-two classes (each, a "Class") of Certificates, six of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and sixteen of which Classes are designated as the "Class A-1A Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 140 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $891,768,535. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Nomura Loans") were acquired by the Registrant from Nomura Credit & Capital, Inc. ("Nomura") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between the Registrant and Nomura, certain of the Mortgage Loans (the "Artesia Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between the Registrant and Artesia, and certain of the Mortgage Loans (the "LaSalle Loans") were acquired by the Registrant from LaSalle Bank National Association ("LaSalle", and collectively with Wachovia, Nomura and Artesia, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between the Registrant and LaSalle. The source of funds for payment of the purchase price for the Wachovia Loans, the Nomura Loans, the Artesia Loans and the LaSalle Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Securities, Inc. ("Wachovia Securities"), Nomura Securities International, Inc. ("Nomura Securities") and ABN AMRO Incorporated ("ABN AMRO") pursuant to an Underwriting Agreement, dated April 2, 2003, among the Registrant, Wachovia Securities, Nomura Securities and ABN AMRO (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated April 2, 2003, among the Registrant, Wachovia Securities, Nomura Securities and ABN AMRO (pertaining to the Class A-1A, Class X-C, Class X-P, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On April 10, 2003, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 21, 2003, and the Prospectus Supplement, dated April 2, 2003 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements - Not Applicable.

(b)  Pro Forma Financial Information - Not Applicable.

(c)  Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.          Description
-----------          -----------

(1.1) Underwriting Agreement, dated April 2, 2003, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Securities, Inc., Nomura Securities International, Inc. and ABN AMRO Incorporated.

(4.1) Pooling and Servicing Agreement, dated as of April 1, 2003, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Clarion Partners, LLC, as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and LaSalle Bank National Association, as paying agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of April 1, 20023 between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

(99.4) Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and LaSalle Bank National Association.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/    William J. Cohane
                                       ------------------------
                                       Name:  William J. Cohane
                                       Title: Vice President


Date:  April 25, 2003